                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report : November 16, 2006
                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                1-9125          11-2113382
      (State or Other Jurisdiction    (Commission      (IRS Employer
            of Incorporation)        File Number)   Identification No.)

                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11746
                    (Address of Principal Executive Offices)

                                 (631) 622-4700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     In connection with its overall plan to reduce costs and improve profitability, the Company has begun to reduce its headcount in Huntington
Station, New York and Jacksonville, Florida across several business areas, primarily in manufacturing. On November 16, 2006, the Company terminated 11 employees and an additional 13 employees accepted voluntary retirement. The
Company estimates that the costs associated with this action, including severance and other termination benefits, will be approximately $175,000 during the quarter ending December 31, 2006. Over the next several months, the Company intends to further reduce its workforce through attrition and terminations resulting in cumulative savings to the Company on an annualized basis of more than $1,500,000. The precise number of terminations and the related costs cannot currently be determined. The Company intends to file another current report on
Form 8-K once the costs associated with this action can be estimated.

     As noted above, the reduction in workforce is part of an overall plan to reduce costs and improve profitability. Over the past several years, the Company has been taking steps to streamline and automate its manufacturing processes. As a result of these efforts and other measures (including, a new manufacturing initiative utilizing the services of a third-party manufacturer in Costa Rica to provide finishing and assembly operations for certain of the Company's products), the Company believes that, at the present time, it can provide its high quality products to its customers in the timeframes that they require with a smaller, more efficient workforce in Huntington Station and Jacksonville. The
Company believes that the reduction in headcount, together with other cost-cutting measures employed and to be employed by the Company, will enable the Company to improve profitability without a reduction in capacity, product quality or quality of service.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN TECHNICAL CERAMICS CORP.
                                                     (Registrant)

                                         /s/ ANDREW R. PERZ
                                         ---------------------------------------
Date: November 21, 2006                  Andrew R. Perz
                                         Vice President - Finance
                                         (Principal Accounting Officer)